Ardea Biosciences Company Update January 9, 2012 Exhibit 99.1

Statements contained in this presentation regarding matters that are not historical facts are
“forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements.  Such statements include, but are not limited to, statements regarding: Ardea’s goals, its preclinical and clinical trial plans, timelines and milestones, its expectations about the size of its markets and commercial potential of its compounds, expected results of future clinical trials, expected properties of compounds under development, financial position, cash usage, licensing and partnering opportunities, liquidity and anticipated milestones.  Risks that contribute to the uncertain nature of the forward-looking statements include: risks related to the outcomes of preclinical and clinical trials, risks related to regulatory approvals, delays in commencement of preclinical and clinical tests, costs associated with internal development, and the outcome of our business development activities, including collaboration or licensing agreements.  These and other risks and uncertainties are described more fully in Ardea’s most recently filed SEC documents, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings "Risk Factors." All forward-looking statements contained in this presentation speak only as of the date of this presentation, and Ardea undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof or otherwise.

Safe Harbor Statement

Preclinical Phase 1
Phase 2
Phase 3
MEKI + gemcitabine for advanced
pancreatic cancer
Gout
Lesinurad
(RDEA594)
RDEA3170
Next Generation
URAT1
BAY 86-9766
(RDEA119)
BAY 86-9766
(RDEA119)
Gout
NDA
MEKI + sorafenib for primary liver cancer
Status of Development Programs

HYPERURICEMIA/GOUT 4

1. Perez-Ruiz F, Arthritis Rheum 2002;47:356-360
Allopurinol does a very poor job of treating severe disease
(Images are courtesy of Nicola Dalbeth)
Velocity of Tophi Reduction
1
0 0.2 0.4 0.6 0.8 1 1.2 1.4 1.6
Combination
Benzbromarone
Allopurinol
Gout Unmet Medical Need
Severe Disease Is Not Infrequent

Gout is caused by abnormally elevated levels of serum uric acid (>6.8 mg/dL)
Increasing incidence and severity in US:  approximately 8 million patients
– ~ 90% of patients are “under-excretors” of uric acid
• Lesinurad increases urinary excretion of uric acid; returns excretion to normal levels
• Allopurinol and febuxostat reduce production, which reduces excretion further
• Less than half of the 2.5 million patients currently taking allopurinol are flare free
• The combination of lesinurad and xanthine oxidase inhibitors may produce greater reductions in uric acid and speed up clearance of tophi and body burden of uric acid
Hyperuricemia linked to elevated hypertension in adults
¹
and children
²
,
increased mortality in Chronic Kidney Disease³ and possibly other cardiovascular risk factors
4,5
, including elevated C-Reactive Protein
– Asymptomatic hyperuricemia is treated in Japan
6
1. Int Urol Nephrol 2007;39:1227-33; 2. D Feig, B Soletsky, R Johnson. JAMA. 2008;300(8):924-932; 3. Am J Kidney Dis 2009;53:796-803; 4. JAMA. 2008;300(8):924-932;
5. Chen Abstract  2088 ACR2010
Hyperuricemia/Gout

Proximal Tubule Transporters
Responsible for Uric Acid Balance:
URAT1 – primary reabsorption
transporter
OAT4 – secondary reabsorption
transporter, also responsible for
diuretic-induced hyperuricemia 1,2
ABCG2 - urate secretion
MRP4 – urate secretion
OATv1/NPT1 – urate secretion
SLC2A9v2: glucose / fructose/ urate
transporter on blood side
1. Blocked by lesinurad
2. Hagos et al, J Am Soc Nephrol 18: 430, 2007
3. Genetically linked to gout: The Lancet
2008;372:1953-1961
CONFIDENTIAL 7
creatinine
1
Important Transporters Found in Kidney Proximal
Tubule Cells
3
3
ABCG2
OCT2

Decrease production of
uric acid, but also decrease
excretion
400 mg/day
200 mg/day
Lesinurad + XO-Inhibitor
Treated Patient
XO-Inhibitor
Treated Patient
<400
mg/day
<400
mg/day
600 mg/day
<400
mg/day
600-800
mg/day
<400 mg/day
Typical Gout
Patient
Long-term
Treated Patient
Typical Gout Patient
Use of thiazide diuretic
further reduces uric acid
excretion by
~10%
1
Lesinurad + XO-Inhibitor
Combination with XO-
inhibitor can reach Krystexxa-
like (70-80%) reductions of
sUA
Allopurinol + URAT1
inhibitor has been shown to
resolve tophi faster than
allopurinol alone
2
Lesinurad + XO-Inhibitor
When all solid urate is
mobilized, input and
output should be in
balance
1. Rapado A, Ann Rheum Dis 1966;25:660  2. Perez-Ruiz F, Arthritis Rheum 2002;47:356-360;
8
6 mg/dL
<4 mg/dL
Why Allopurinol Only Works in 30-40% of Patients and
the Addition of Lesinurad Works in 80-90%
resulting in 1+ mg/dL
increase in sUA
XO-Inhibitor
90% of patients are
under-excretors of uric acid

Mean (SE) undissociated 24h urine urate (mg/dL)
Baseline Allopurinol Combination
RDEA594 400 mg
5.6 (1.3) 3.5 (0.6) 5.8 (1.4)
RDEA594 600 mg
7.8 (2.5) 4.7 (2.5) 5.1 (1.5)
Excretion of undissociated urinary urate was well below the threshold for concern
about nephrolithiasis as reported by Perez-Ruiz   ( 20 mg/dL)
1. Marangella. Uric Acid Elimination in Urine. Hyperuricemic Syndromes. Karger 2005:132-148
2. Perez-Ruiz F, et al. 2009 ACR Annual Meeting, Abstract No. 1499
9
Combination Therapy Keeps Uric Acid Output in
Normal Range (Study 110)
2

ITT Response Rates (sUA <6 mg/dL)
APEX
28-week Study
(N=643)
FACT
52-week Study
(N=491)
CONFIRMS*
28-week Study
(N=2268)
Allopurinol
32% 29% 38%
Febuxostat 40 mg 39% 36% 42%
Febuxostat 80 mg 48% 52% 60%
*CONFIRMS included approximately 10% of patients  who entered from previous FBX studies and had a higher response rate
~60% of patients on allopurinol did not reach <6 mg/dL and ~90% didn’t reach <5 mg/dL, which is needed for patients with tophaceous disease
Even with the highest dose of FBX approved in the US, about half of patients don’t reach target sUA
Xanthine Oxidase Inhibitors Work in a
Minority of Patients

Source:  BioTrends Chart Review 2010, n=786 (patients on allopurinol and febuxostat)
27% 35% 30%
61%
31% 32%
73% 65% 70%
39%
69%
68%
61%
39%
Allopurinol Febuxostat
sUA>
6mg/dL
sUA<
6mg/dL
11
Mild Moderate Severe Mild Moderate Severe Total
Majority of Patients Do Not Reach sUA Target of < 6 mg/dL
on Urate Lowering Therapy (ULT) in Clinical Practice

ULT Treated
Not Treated
Source:  BioTrends Chart Review 2010, n=1039 (all patients)
Percent of patients that experienced gout flares in last 12 months
41%
35%
59%
65%
Had Gout Flares
Had Gout Flares
No Gout Flares
No Gout Flares
Majority of Patients (ULT Treated or Not) Are Still
Having Flares in Clinical Practice

November 18, 2011
TRx – 18, 568
Run Rate - ~230 Million
Source: Wolters Kluwer PHAST
Given Its Limited Differentiation From Allopurinol,
Continued Upward Trend in Uloric Scripts Demonstrates
an Unmet Demand for New Oral Gout Medications
0
5,000
10,000
15,000
20,000
25,000
Uloric Weekly TRx thru November 18, 2011
27-Feb-09 7-Jun-09 15-Sep-09 24-Dec-09 3-Apr-10 12-Jul-10 20-Oct-10 28-Jan-11 8-May-11 16-Aug-11

Allopurinol Unit Volume through September 2011
Uloric Branded
DTC Starts (~Oct
2010)
Source:  IMS Midas
40,000,000
45,000,000
50,000,000
55,000,000
60,000,000
65,000,000
70,000,000
75,000,000
80,000,000
Apr-07 Nov-07 Jun-08 Dec-08 Jul-09 Jan-10 Aug-10 Feb-11 Sep-11 Apr-12
Uloric DTC has Significantly Increased Growth Rate
of Allopurinol in United States

Combination oral ULT endorsed for broad case scenarios (URAT1 + XO only combo)
– The guidelines provide strong support for the use of combination therapy and can be the cornerstone of promotional activities
Goal of ULT is SUA target, at a minimum, of < 6 mg/dL in all case scenarios
– Clearly defines and reinforces the goal for physicians
– Clarifies lab “normal” range vs. gout patient requirements
Target SUA should be lowered sufficiently to improve signs and symptoms of gout, which may involve lowering to below 5 mg/dL
– Target of < 6 mg/dL now official, with an important emphasis on getting to below 5 mg/dL in symptomatic patients; Study RDEA594-304 should provide data supporting an official target of less than 5 mg/dL
Much greater focus on imaging in all patients, with emphasis on high resolution ultrasound; specific recommendations to consider treating patients with ULT based on subcutaneous tophi
– In previously published studies, high rates of joint erosion and tophi were observed with imaging in patients without overt tophi (up to 60% of patients); this is an opportunity to identify patients with high sUA that are appropriate for ULT treatment, even if they have infrequent flares.

New ACR Draft Guidelines Will Result in More
Aggressive Treatment of Gout

Pharmacologic ULT can be started during an acute gout flare attack, providing that effective anti-inflammatory management has been achieved
– Reduces the loss of patients that don’t return for ULT initiation many weeks after the gout attack
Monitor serum urate regularly
– More frequent SUA measurements will readily identify patients not achieving target
Allopurinol dose should be started low (  100 mg/d) and gradually titrated every
2-5 weeks to an appropriate maximum dose to achieve SUA target
– This will likely result in more patients on lower doses of allopurinol
Doses above 300 mg can be used when SUA target not met with monitoring for toxicity (eg, puritis, rash, elevated LFTs)
– No change in use of higher doses is likely from this rather weak statement
CKD Stage 2-5 is sufficient indication for first line ULT in any gout patient
– Greater utilization of ULT by nephrologists is likely in the future

New ACR Draft Guidelines Will Result in More
Aggressive Treatment of Gout (continued)

Symptoms Tophus or tophi
detected on
physical exam
Frequency Case
Scenario
Intermittent
Symptoms
No Infrequent Symptoms ( 1 attack/yr) 1
No Frequent Symptoms (2-6 attack/yr) 2
No Very frequent Symptoms (>7 attack/yr) 3
Yes Infrequent Symptoms ( 1 attack/yr) 4
Yes Frequent Symptoms (2-6 attack/yr) 5
Yes Very frequent Symptoms (>7 attack/yr) 6
Chronic
Tophaceous
Gouty
Arthropathy
(CTGA)
Yes – 1 joint Stable disease; simple CTCA 7
Yes – 2-4 joints Stable disease; simple CTGA 8
Yes - >4 joints CTGA with > 4 joints or  1 unstable,
complicated or severe articular tophus
9

Draft Treatment Guidelines
Gout Case Scenarios

No Tophi 1 Tophus
Intermittent Symptoms CTGA
1 2 3 4 5 6 7 8 9
Diet, alcohol, weight management, and co-morbidity and medication review + + + + + + + + +
Target serum uric acid should be lowered sufficiently to improve signs and symptoms of gout
+ + + + + + + + +
PHARMACOLOGIC ULT
First line: SINGLE AGENT XOI titrated to the appropriate dose (Alternative:
probenecid)
±
§
+ + + + + + + +
serum urate target not achieved
Combination ORAL XOI + URICOSURIC
at maximum appropriate doses
±
§
+ + + + + + + +
serum urate target not achieved
PEGLOTICASE
- - + -
±
¶
+ + + +
§
Finding of a tophus or tophi on imaging study, or CKD Stage 2-5, or ESRD, are appropriate indications for first line pharmacologic ULT in
Scenario 1;   ¶
Failure of combination XOI and uricosuric therapy at maximum appropriate doses is an acceptable indication for consideration of
Pegloticase in Scenario 5

Summary of Gout Management Options and Objectives in
Varying Disease Severity Case Scenarios 1-9

Gout Market Breakdown (2010)
Diagnosed
Gout
8.3M
(1) BioTrends Chart Review 2010, for severe gout patients not responding to current therapy (n=1039); (2) NHANES; (3) Estimate NHANES & extrapolation from various sources including IMS RX data;
(4) BioTrends Chart Review 2010, 68% of patients are not adequately responding based on sUA > 6 mg/dL, and 59% of patients had a flare in the prior year (n=1039).
19
90%
59-68%
Allopurinol
Responders
Patients
Restarting
Therapy
Trx Refractory
Gout
Gout Pts
on ULT
2.6M
Allo Inadequate
Responders
1.5-1.7M
4
Increasing prevalence/aging
population
Education, advertising (DTC)
New treatment guidelines
Allopurinol
Intolerant
125 - 250K
Allopurinol
Treated
2.5M
Improved Compliance
Growing evidence of CV risk
3
2
1
~100K

Gout Market Breakdown (2012)
Diagnosed
Gout
8.3M
2
(1) BioTrends Chart Review 2010, for severe gout patients not responding to current therapy (n=1039); (2) NHANES; (3) Estimate NHANES & extrapolation from various sources including IMS RX data;
(4) BioTrends Chart Review 2010, 68% of patients are not adequately responding based on sUA > 6 mg/dL, and 59% of patients had a flare in the prior year (n=1039).
20
90%
59-68%
Allopurinol
Responders
Patients
Restarting
Therapy
Trx Refractory
Gout
~100K
1
Gout Pts
on ULT
3.1M
3
Allo Inadequate
Responders
1.8-2M
4
Increasing prevalence/aging
population
Education, advertising (DTC)
New treatment guidelines
Allopurinol
Intolerant
125 - 250K
Allopurinol
Treated
3.0M
3
Improved Compliance
Growing evidence of CV risk

More than half of the approximately
3.1M patients receiving treatment are
still having flares
1
Consistent with less than half of
patients reaching target sUA on
allopurinol
sUA of inadequate responders on
allopurinol:
21
Abstract 758: MA Becker, et al.
ACR Boston November 2007
1. BioTrends Chart Review 2010  and IMS data  2. Ardea Market Research
Adding RDEA594 to
XO inhibitors will
bring significant
majority of
inadequate
responders down
to target reducing
flares
>6 - 6.99
mg/dL
7 - 7.99
mg/dL
8 - 8.99
mg/dL
>9
Proportion of subjects
for gout flare after 11
months of ULT by average post
baseline sUA
requiring
treatment
20
15
10
5
0
-
Recap of Opportunity - Almost Half of Patients Under Treatment
are Still Having Flares – Lower sUA Reduces Flares
8.0 mg/dl
7.0 - <8.0 mg/dl
6.0 - <7.0 mg/dl
5.0 - <6.0 mg/dl
4.0 - <5.0 mg/dl
<4.0 mg/dl
2

Placebo
2-4 weeks 4 weeks 2 weeks
Population:
– 208 gout patients with serum urate (sUA) 6 mg/dL while receiving a stable dose of allopurinol for at least 6 weeks
Duration:
– 4-week double-blind treatment period with doses escalated weekly
Endpoints:
– Primary: Mean reduction in sUA at Week 4
– Key Secondary: proportion of subjects with sUA < 6.0 mg/dL at Week 4
– Safety and tolerability of the combination versus allopurinol alone
Colchicine Treatment (0.5 mg – 0.6 mg/day)
Randomize
if no gout
flare during 2
weeks of
colchicine
200 mg Lesinurad
200 mg
Placebo
400 mg Lesinurad
200 mg 400 mg 600 mg Lesinurad
Allopurinol Treatment (200 mg – 600 mg/day)
Placebo
Screening
Period:
Patients
must have
sUA > 6
mg/dL on
stable
dose of
allopurinol
Study 203: Lesinurad Phase 2b Combination Study
with Allopurinol in Allopurinol-Refractory Patients
Off drug
Off drug
Off drug

Study 203: Primary Endpoint - Mean Percent
Change in Serum Urate at Week 4
p<0.0001
23
ITT Population
p<0.0001
p<0.0001
Baseline sUA =      6.7                                  6.4    6.9                                 7.3
(mg/dL)
P-values are for comparison to placebo group using an ANCOVA model
3
-16
-22
-30
-35
-30
-25
-20
-15
-10
-5
0
5
Placebo + Allopurinol RDEA594 200mg +
Allopurinol
RDEA594 400mg +
Allopurinol
RDEA594 600mg +
Allopurinol

Study 203: Percent of Patients with sUA < 6
mg/dL at Week 4 – Intent to Treat Analysis*
p<0.0001
p<0.0001
p<0.0001
*  Patients with missing Week 4 results are analyzed as treatment failures, regardless of the reason for the missing data
p-values are for comparison to allopurinol alone (placebo group) using a Fisher’s exact test
(N = 72)
(N = 46)
(N = 42)
(N = 48)
25%
63%
74%
79%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Placebo + Allopurinol Lesinurad 200mg +
Allopurinol
Lesinurad 400mg +
Allopurinol
Lesinurad 600mg +
Allopurinol

Study 203: Percent of Patients w/ Serum Urate
< 6 mg/dL at Last Visit – LOCF Analysis*
p<0.0001
p<0.0001
p<0.0001
* Last observation carried forward analysis (LOCF) uses a prior week’s sUA results when Week 4 results are missing
p-values are for comparison to allopurinol alone (placebo group) using a Fisher’s exact test
(N = 72)
(N = 46) (N = 42) (N = 48)
LOCF analysis used in febuxostat US package insert
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
28%
71%
76%
87%
Placebo + Allopurinol Lesinurad 200mg +
Allopurinol
Lesinurad 400mg +
Allopurinol
Lesinurad 600mg +
Allopurinol

Study 203: Lesinurad Works Well in Patients Receiving
Diuretics, Likely Due to its Activity Against OAT4

Response Rates by Use of Diuretics
Poster THU0025 2011 EULAR Conference
0%
20%
30%
40%
50%
80%
90%
100%
Placebo + Allopurinol RDEA594 200mg +
Allopurinol
RDEA594 400mg +
Allopurinol
RDEA594 600mg +
Allopurinol
No Diuretics Yes Diuretics
10%
60%
70%
n=
62
8 41
4
40
2 42 3

Lesinurad Consistently Lowers sUA Across Renal
Function Categories

Study 203 Lesinurad Allopurinol Add-on
Lesinurad
200 mg +Allo
Lesinurad
400 mg+Allo
Lesinurad
600 mg +Allo
Placebo
+Allo
10
0
-10
-20
-30
-40
-50
normal impaired (mild to moderate)

Incidence of the Most Frequent Adverse
Events*

Adverse Events
Allopurinol + Lesinurad Dose Group Allopurinol +
200mg
(N=46)
n (%)
400mg
(N=42)
n (%)
600mg
(N=48)
n (%)
Combined
Lesinurad
(N=136)
n (%)
Pooled
Placebo
(N=72)
n (%)
Any Adverse Event 1 (2.2) 4 (9.5) 5 (10.4)
10 (7.4)
10 (13.9)
Diarrhea 0 1 (2.4) 0
1 (0.7)
2 (2.8)
Dyspepsia 0 0 1 (2.1)
1 (0.7)
1 (1.4)
Lipase Increased 0 2 (4.8) 0 2 (1.5) 1 (1.4)
Hematuria 0 1 (2.4) 0 1 (0.7) 2 (2.8)
Nausea 0 0 0 0 2 (2.8)
*AEs reported by a total of  2 or more subjects that were considered possibly related to drug; excludes gout flares
EULAR 2011 update

Study 203: Safety Continued

No Serious Adverse Events (SAEs) in main study
5 discontinuations due to adverse events in main study:
2 combination patients (urticaria, elevated lipase)
1 allopurinol patient (hematuria) and 2 baseline patients on allopurinol + colchicine (QT prolongation, elevated CK)
One patient died on allopurinol and colchicine prior to receiving lesinurad.
EULAR 2011 update

Study 203 - Optional Blinded Extension Period
After a minimum of two week washout, patients were eligible for restarting lesinurad / matched placebo in blinded extension period
126 patients restarted at a dose of lesinurad 200 mg / matched placebo at Week 0
The dose may be escalated for response
Allopurinol continued throughout washout and extension phase
Lesinurad 200mg / matched placebo  + Allopurinol
Lesinurad 400mg / matched placebo  + Allopurinol
Lesinurad 600mg / matched placebo  + Allopurinol
Optional - Lesinurad 600mg/ matched
placebo  + increased Allopurinol (in
100 mg increments)
Weeks 0 - 4       Weeks 9 - 12 Weeks 5 - 8 Weeks 15 - 44

Study 203: Patients Receiving Lesinurad 200 mg* or
400 mg* Have 90% Response at 44 Weeks

55%
90%
81% of lesinurad patients
are < 5 mg/dL at Week 44
44
Lesinurad group does not include patients who were escalated to 600 mg at any time.
LOCF imputation used through Week 28.  Week 44 is observed cases (11 placebo, 21 lesinurad); data as of 03 OCT 2011 ACR 2011
* The 200 mg and 400 mg doses of lesinurad have been selected for Phase 3

n = 22 21 18 19 19 20 19 19 13 12 Patients on Lesinurad 200mg Continue to Decline for 16 Weeks: 28% Reduction in SUA Mean Change in sUA for Patients Staying on Lesinurad 200 mg Confidential

Study 203 Extension: Safety

~40% higher drop-out rate on placebo than lesinurad, with ~3-times as many patients in the lesinurad arms completing 44 weeks of blinded extension; after
44 weeks most placebo patients are switched to lesinurad
Consistently lower flare rates on lesinurad 200 mg than placebo months 6-12
4 SAEs; none considered treatment-related (angina pectoris, cerebral artery embolism resulting in death, muscle rupture, bursitis infective)
30 discontinuations or study completions:
14 allopurinol alone (placebo) patients and 16 lesinurad + allopurinol combination patients
6 patients (2 on allopurinol alone and 4 on lesinurad plus allopurinol)
discontinued due to adverse events (none were considered an SAE):
1 patient on allopurinol alone and 3 patients on lesinurad plus allopurinol were discontinued due to elevated serum creatinine; there were no differences in mean serum creatinine between lesinurad and placebo out to Week 44
03 October 2011 data cut-off

Population:
– 21 gout patients with hyperuricemia (sUA 8 mg/dL)
• febuxostat 40 mg panel: 12 patients with median sUA of 9.2 mg/dL
• febuxostat 80 mg panel: 9 patients with median sUA of 10.4 mg/dL
Objectives:
– Plasma PK and urinary excretion of lesinurad in combination with febuxostat
– PK of colchicine alone and in combination with febuxostat or both febuxostat and lesinurad
– Effect of febuxostat alone and in combination with lesinurad on serum urate concentrations and urinary urate excretion
Lesinurad Study 111 – Phase 1b Febuxostat and
Lesinurad Dose Titration Study in Gout Patients
febuxostat 80mg QD
7 days 7 days 7 days
Screening
Period
-21 day to day 0
Colchicine Treatment
febuxostat 80mg QD +
400mg lesinurad
febuxostat 80mg QD +
600mg lesinurad
febuxostat 40mg QD
febuxostat 40mg QD +
400mg lesinurad
febuxostat 40mg QD +
600mg lesinurad

febuxostat 40 mg
febuxostat 80 mg
All 600 mg combination values are at least
p<0.05 versus 400 mg combination
All combination values are
p<0.001 versus to
febuxostat alone
35
All combination values are
p<0.001 compared to
febuxostat alone
All 600 mg combination values are at least
p<0.05 versus 400 mg combination
febuxostat
febuxostat+
lesinurad
400 mg
febuxostat+
lesinurad
600 mg
febuxostat
febuxostat+l
lesinurad
400 mg
febuxostat+l
lesinurad
600 mg
0
2
4
6
8
10
12
Week 1 Week 2                 Week 3
-100
-80
-60
-40
-20
0
Week 1 Week 2                Week 3
RDEA594 Study 111 – Mean sUA and
Percent Change in sUA

* P<0.05, **P<0.01,***P<0.001 versus FBX 40 mg alone # P<0.05, ## P<0.01,### P<0.001 versus FBX 80 mg alone
***
**
**
*
*
### ## #
#
# ##
###
36
0%
20%
40%
60%
80%
100%
120%
FBX 40 mg
(n=12)
FBX 40 mg +
Lesinurad 400 mg
FBX 40 mg +
Lesinurad 600 mg
FBX 80 mg
(n=9)
FBX 80 mg +
Lesinurad 400 mg
FBX 80 mg +
Lesinurad 600 mg
< 6 mg/dL < 5 mg/dL < 4 mg/dL < 3 mg/dL
Study 111: Combining Lesinurad and Febuxostat
Produces Much Greater Responses than Can Be
Achieved with Highest Dose of Febuxostat

21 days 2 weeks 4 weeks 2 weeks
Population:
–
gout patients with hyperuricemia (serum uric acid   8 mg/dL)
–
total of 123 patients in 4 treatment arms
Duration:
–
8 wks: 2-wk run-in, 4-wk treatment, 2-wk follow-up: dose was titrated up weekly
Endpoints:
–
Proportion of subjects with sUA level < 6.0 mg/dL at Week 4
–
Safety and tolerability of the combination versus placebo
Screening
Period
Washout
of urate
lowering
therapy
Randomize
if no gout
flare during
1-2 weeks of
colchicine
37
Off drug
Labs  X                                          X X            X                           X                      X                        XX                 X
200 mg Lesinurad
Off drug
Off drug
Off drug
200 mg
200 mg
400 mg Lesinurad
400 mg
600 mg Lesinurad
Placebo
Colchicine Treatment
Study 202 - Phase 2b Lesinurad
Monotherapy - Design

Study 202 – Phase 2b Monotherapy Study
Response Rates for Urate Reduction

ITT population
n=   27                                      31                 33                                        32
P=0.0001
P<0.0001
Plasma urate assay using direct LC-MS method of analysis.
0%
13%
42%
60%
0%
10%
20%
30%
40%
50%
60%
70%
Placebo Lesinurad 200 mg Lesinurad 400 mg Lesinurad 600 mg

Study 202 – Response Rates for Plasma
Urate Reduction by Baseline Urate Levels
Baseline sUA
39
ITT population
n=   27                                                          33
Plasma urate assay for response using direct LC-MS method of analysis.
0%
10%
20%
30%
40%
50%
60%
70%
80%
Placebo Lesinurad 200 mg Lesinurad 400 mg Lesinurad 600 mg
sUA >10 mg/dL
sUA < 10 mg/dL
P=0.0004
P=0.0095
P<0.0001
31 32

40 Lesinurad Consistently Lowers sUA Across Renal Function Categories

*Adverse events reported by at least 2 subjects that were considered at least possibly related to treatment
No Serious Adverse Events
Two discontinuations due to adverse events, both on 400 mg dose:
one patient with vertigo, and
one patient with elevated SCr that returned to normal range while receiving lesinurad
No clinically relevant lipase or ALT elevations on lesinurad; one on placebo
Adverse Events
200mg
(N=31)
400mg
(N=33)
600mg
(N=32)
Placebo
(N=27)
Any Adverse Event 7% 15% 16% 15%
Diarrhea 3% 0 3% 4%
Dyspepsia 0 6% 0
Headache 0 3% 3% 7%
0
Lesinurad Dose Group

Long-term Allopurinol Safety Trial
(LASSO)
– open-label interventional study of allopurinol in
gout patients otherwise eligible for our Phase 3 studies
Combination Study of Lesinurad in Allopurinol Standard of Care Inadequate Responders
(CLEAR #1) –
randomized, placebo-controlled trial of lesinurad added to allopurinol in patients not reaching sUA target with allopurinol alone; North America
Combination Study of Lesinurad in Allopurinol Standard of Care Inadequate Responders
(CLEAR #2) –
randomized, placebo-controlled trial of lesinurad added to allopurinol in patients not reaching sUA target with allopurinol alone; Global
Lesinurad Monotherapy in Gout Subjects Intolerant to Xanthine Oxidase Inhibitors (LIGHT) –
randomized, placebo-controlled trial of lesinurad monotherapy in patients where febuxostat and/or allopurinol are contraindicated (due to intolerance, drug interactions, co-morbidities, etc); Global
Combination Treatment Study in Subjects with Tophaceous Gout Using Lesinurad and
Febuxostat
(CRYSTAL)
– randomized, placebo-controlled trial of lesinurad in combination with febuxostat for the treatment of hyperuricemia in gout patients with tophi (resolution of tophi is a key secondary endpoint); Global
Total patients planned for Phase 3 studies: 2000 – 2500
Lesinurad Phase 3 Program

Long-term Allopurinol Safety Study Evaluating Outcomes
in Gout Patients (LASSO - N. America & Global)

Phase 3 – CLEAR #1 North America
Phase 3 – CLEAR #2 North America and ROW
Phase 3 – LIGHT
Allopurinol prescribed at
labeled dose
Population:
– Up to 2500 pts with hyperuricemia (sUA 8 mg/dL) at ~240 centers
– As of December 31, 2011 the were ~140 sites enrolling and ~580 patients enrolled
Design:
– Provide therapy with allopurinol at the medically appropriate doses; monitor patients for a minimum of 2 months prior to their being eligible for enrollment into Phase 3 program (~3 months or greater on allopurinol prior to Phase 3 baseline)
Objectives:
– Generate patients for the Phase 3 program with well-documented inadequate efficacy or intolerance to allopurinol (should accelerate enrollment of Phase 3 program)

Population:
–
Gout patients with sUA > 6.5 mg/dL on stable dose of allopurinol between 300 mg to 800 mg (200 mg acceptable for moderate renal impairment) for 12 weeks
–
2 gout flares in preceding 12 months and no exclusion for history of kidney stones
Endpoints:
–
Primary: proportion of subjects with sUA level < 6.0 mg/dL after 6 months
–
Key Secondary: Studies would be pooled for assessment of gout flare rate, tophi resolution and quality of life measurements. Prospective efficacy analysis in subjects treated with >300 mg/day.
Screening
Period
Colchicine for gout flare prophylaxis
44
Lesinurad 200 mg + ALLO 200-800 mg
Lesinurad 400 mg + ALLO 200-800 mg
3 weeks 1 week Month 6 Primary Endpoint (sUA) Month 12 Secondary Endpoints
Lesinurad Placebo+ ALLO 200-800 mg
Combination Study of LEsinurad in Allopurinol Standard
of Care Inadequate
Responders
(                           )
CLEAR #1 & #2

Combination TReatment StudY
in Subjects with TophAeous
Gout Using LesInurad and Febuxostat
(CRYSTAL
- Global)
2 wks 1 wk Month 6 primary endpoint (sUA) Month 12 Secondary Endpoints
Population:
–
Gout patients with hyperuricemia (sUA dependent on previous therapy) and     1
measureable tophus
–
No exclusion for history of kidney stones
–
Prospective assessment of patients not responding to FBX 80 mg
Endpoints:
–
Primary: proportion of subjects with sUA level < 5.0 mg/dL after 24 wks
–
Key Secondary: tophus resolution, tophus response, and HAQ-DI at month 12
Lesinurad 200mg +FBX 80 mg
Colchicine for gout flare prophylaxis

Lesinurad Placebo +FBX 80 mg
Lesinurad 400mg +FBX 80 mg

LesInurad Monotherapy in Gout Subjects Intolerant
Population:
–
Gout patients with sUA 6.5 mg/dL with medical history in which XO therapy is contraindicated (e.g., hypersensitivity, intolerance, or toxicity)
Endpoints:
–
Primary: Proportion of patients whose sUA levels are < 6.0 mg/dL by 6 months
46
Lesinurad 400 mg
Lesinurad Placebo
Screening
Period
Colchicine for gout flare prophylaxis
Lesinurad 400mg
Lesinurad 400 mg extension
4 Weeks Month 6 primary endpoint (sUA)
to Xanthine Oxidase
Inhibitors
(LIGHT
- Global)

RDEA3170 47

48 Comparison Between Uricosuric Agents for Inhibition of Uric Acid Transport by URAT1

60% Sustained Reduction in sUA After a Single Dose of RDEA3170 40 mg N=6, fasted state Time (hr) -60 -50 -40 -30 -20 -10 0 -80 -70 0 12 24 36 48 60 72

CANCER 50

The Age of Targeted Cancer Treatments
Nexavar
MEK
Ras
Raf
c-Myc
Herceptin, Erbitux
Proliferation
Angiogenesis
Differentiation
Apoptosis
cPLA2
PDE4
MNK1/2
Elk-1
MAPKAPK1/3
BAY86-9766
(RDEA119)
RTK
Bcl-2
Mcl-1
c-Jun
Tarceva
GF
ERK2 ERK2
51
BAY80-6946 PI3K
AKT
mTOR

RDEA119 is Potent, Highly Specific MEK
Inhibitor
MEK1/2 Enzyme IC
50
17-50 nM
Cellular pERK EC
50
2.5-8.7 nM*
>100-fold selectivity in kinase panel of 205 enzymes at 10 µM**
*Cell lines: Colo205, A375, A431, HT-29
** In-house data
60
80
100
MEK1 & MEK2
MEK1 & MEK2
40
60
80
100
Ron
52
1
6
11
16
21
26
31
0
20
40
SRC
1
6
11
16
21
26
31
0
20

Synergy between RDEA119 and Sorafenib in
Hepatoma Cancer Lines

0
20
40
60
80
100
120
control Sorafenib -
3.5uM
RDEA119 -
0.1uM
RDEA119
+Sorafenib
Huh7, day 6
control Sorafenib- 3.5uM RDEA119 -
0.25uM
RDEA119
+Sorafenib
HepG2, day 6

Current Bayer Clinical Trials with BAY86-9766*
A Phase 2 Trial of BAY86-9766 Plus Sorafenib as First Line Systemic
Treatment for Hepatocellular Carcinoma (HCC)
A Multi-center, Phase 1/2 Study of BAY86-9766 in Combination With
Gemcitabine in Patients With Locally Advanced Inoperable or Metastatic
Pancreatic Cancer
Phase 1b Trial of the Combination of PI3K Inhibitor BAY80-6946 and
Allosteric-MEK Inhibitor BAY86-9766 in Subjects With Advanced Cancer
Phase 1 Study of Single Agent BAY86-9766 in Japanese Patients With
Advanced or Refractory Solid Tumors
First data expected mid-2012

*Further details are available on www.clinicalTrials.gov and www.bayerpharma.com/en/research_and_development/clinical_trials

MEK program licensed to Bayer HealthCare on April 27, 2009
– $35 million upfront license fee
– $15 million milestone received January 2011 for initiation of Phase 2 study in primary liver cancer by Bayer (NCT01304177)
– Bayer has also initiated a Phase 1/2 combination study with gemcitabine in advanced pancreatic cancer (NCT01251640)
– Additional $7.5 million milestone due upon initiation of a second
Phase 2 study in a different indication
– Payments could total $407 million, excluding royalties
– Low double-digit royalties on worldwide sales

MEK Inhibitor Program

26.8 million common shares outstanding
Summary Statement of Operations
(In thousands, except per share data)
Nine Months Ended
September 30, 2011
Revenue
Operating expenses
Other income, net
$       5,636
61,460
17
NET LOSS $(55,807)
NET LOSS PER SHARE $(2.11)
Condensed Balance Sheet Data
(In thousands)
September 30,
2011
Dec. 31, 2010
Cash, cash equivalents & ST invest
Receivables
Total assets
Total stockholders’ equity
$122,732
$1,918
$129,795
$109,550
$80,612
$16,959
$100,454
$77,123
56
Financial Position